                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549-1004



                                   FORM 8-K

                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           April 1, 1998
                                                --------------------------------

               FIRST CAPITAL INCOME AND GROWTH FUND - SERIES XII
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


     Illinois                        0-16888                      36-3498223
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.)


Two North Riverside Plaza, Suite 1000, Chicago, Illinois             60606-2607
--------------------------------------------------------------------------------
    (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code        (312) 207-0020
                                                  ------------------------------

________________________________________________________________________________
        (Former name or former address, if changed since last report.)


                      This document consists of 91 pages.


                    The Exhibit Index is located on page 3.

ITEM 2. DISPOSITION OF ASSETS
------  ---------------------

First Capital Income and Growth Fund - Series XII (the "Registrant") sold its interest in the real property commonly known as Meidinger Tower, located in Louisville, Kentucky to Meidinger Associates, L.L.C., a Utah limited liability company.

The closing of this transaction occurred on April 1, 1998. Meidinger Tower was sold for cash to an unrelated party pursuant to arm's-length negotiations. The sale price was $28,450,000. The Registrant received Sale Proceeds of approximately $6,150,000, which was net of actual and estimated closing expenses and the repayment of the mortgage loan collateralized by Meidinger Tower. For the quarter ending June 30, 1998, the Registrant will record a gain for financial reporting purposes of approximately $6,750,000 from this transaction. The Partnership intends to distribute $6,126,500 or $6.45 per Unit on August 31, 1998 to Limited Partners of record as of April 1, 1998.

ITEM 7. PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
------  --------------------------------------------

        (page 5)  Pro Forma Financial Information


        Exhibits

        2.1 (page 9) Closing Statement, dated April 1, 1998, between the Registrant and Purchaser.

        2.2 (page 18) Contract for Purchase of Real Property, executed on February 25, 1998, between the Registrant and Meidinger Associates, L.L.C. (as assigned), a Utah limited liability company ("Purchaser").


No information is required under Items 1, 3, 4, 5, 6 and 8; therefore, those Items have been omitted.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         FIRST CAPITAL INCOME AND GROWTH FUND - SERIES XII

                         By:FIRST CAPITAL FINANCIAL CORPORATION
                            As General Partner

April 14, 1998           By: /s/ NORMAN M. FIELD
--------------               -----------------------------------
  (Date)                         NORMAN M. FIELD
                             Vice President - Finance and Treasurer

               FIRST CAPITAL INCOME AND GROWTH FUND - SERIES XII


The accompanying unaudited Pro Forma Balance Sheet has been presented as if the sale of Meidinger Tower had occurred on December 31, 1997. The accompanying unaudited Pro Forma Statement of Income and Expenses for the year ended December 31, 1997 has been presented as if the sales of Meidinger Tower and Regency Park Shopping Center ("Regency") (sold in June 1997) had occurred on December 31, 1996. In the opinion of the General Partner, all adjustments necessary to reflect the financial condition and results of operations of the Partnership exclusive of Meidinger Tower and Regency have been made. The unaudited pro forma financial statements are not necessarily indicative of what the actual financial position and results of operations would have been had such transactions actually occurred as of December 31, 1997 and December 31, 1996, nor do they purport to represent the results of operations of the Registrant for future periods.

               FIRST CAPITAL INCOME AND GROWTH FUND - SERIES XII

                            PRO FORMA BALANCE SHEET

                     (All dollars rounded to nearest 00s)

                                    ASSETS

                                                                                       Pro Forma
                                                                        Pro Forma       Balance
                                                   December 31,        Adjustments       Sheet
                                                   1997                (unaudited)    (unaudited)
                                                  ---------------   --------------  ------------
Investment in commercial rental properties:
  Land                                            $   12,034,200    $    (958,000)  $ 11,076,200
  Buildings and improvements                          69,717,000      (30,092,500)    39,624,500
                                                  ---------------   --------------  ------------

                                                      81,751,200      (31,050,500)    50,700,700
  Accumulated depreciation and amortization          (21,860,700)      10,069,500    (11,791,200)
                                                  ---------------   --------------  ------------

  Total investment properties, net of
   accumulated depreciation and amortization          59,890,500      (20,981,000)    38,909,500

Cash and cash equivalents                              4,879,400        6,163,400     11,042,800
Investment in debt securities                          3,948,400                       3,948,400
Restricted cash                                          100,000                         100,000
Escrow deposits                                          552,400         (433,700)       118,700
Rents receivable                                         379,000          (29,800)       349,200
Other assets (including loan acquisition costs,
   net of accumulated amortization of
   $919,100 and $718,300, respectively)                  356,000         (118,900)       237,100
                                                  ---------------   --------------  ------------

                                                  $   70,105,700    $ (15,400,000)  $ 54,705,700
                                                  ===============   ==============  ============

         LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
   Mortgage loans payable                         $   43,773,700    $ (21,779,000)  $ 21,994,700
   Front-End Fees Loan payable to Affiliate           13,434,400                      13,434,400
   Accounts payable and accrued expenses               1,435,200         (326,800)     1,108,400
   Due to Affiliates                                       5,000                           5,000
   Security deposits                                     231,800          (50,100)       181,700
   Distributions payable                                       0        6,126,500      6,126,500
   Other liabilities                                     199,000          (73,200)       125,800
                                                  ---------------   --------------  ------------

                                                      59,079,100      (16,102,600)    42,976,500
                                                  ---------------   --------------  ------------
Partners' capital:
   General Partner (deficit)                          (1,664,600)          77,300     (1,587,300)
   Limited Partners (949,843 Units
    outstanding)                                      12,691,200          625,300     13,316,500
                                                  ---------------   --------------  ------------
                                                      11,026,600          702,600     11,729,200
                                                  ---------------   --------------  ------------
                                                  $   70,105,700    $ (15,400,000)  $ 54,705,700
                                                  ===============   ==============  ============

    The accompanying notes are an integral part of the pro forma financial statements.

               FIRST CAPITAL INCOME AND GROWTH FUND - SERIES XII

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES
                                  (Unaudited)

                      (All dollars rounded to nearest 00s
                           except per Unit amounts)


                                                                Year Ended December 31, 1997
                                               -------------------------------------------------------------------
                                                                                                       Pro Forma
                                               Statement of       Meidinger          Previous         Statement of
                                                Income and        Pro Forma         Pro Forma          Income and
                                                 Expenses        Adjustments       Adjustments           Expenses
                                                 --------        -----------       -----------           --------
Income:
 Rental                                        $ 12,145,300      $  (4,965,200)     $   (285,000)     $ 6,895,100
 Interest on short-term investments                 452,500                                 (200)         452,300
 Gain on sale of property                           845,500                             (845,500)               0
                                               ------------      -------------      ------------      -----------

                                                 13,443,300         (4,965,200)       (1,130,700)       7,347,400
                                               ------------      -------------      ------------      -----------
Expenses:
 Interest:
  Affiliates                                      1,040,900                                             1,040,900
  Nonaffiliates                                   3,479,100         (1,618,600)         (170,800)       1,689,700
 Depreciation and amortization                    2,159,900           (838,600)                         1,321,300
 Property operating:
  Affiliates                                        493,900           (304,000)          (15,500)         174,400
  Nonaffiliates                                   1,500,600           (799,400)          (39,400)         661,800
 Real estate taxes                                1,832,300           (306,500)          (30,600)       1,495,200
 Insurance - Affiliate                              102,300            (39,300)           (3,900)          59,100
 Repairs and maintenance                          1,606,400           (987,300)          (21,800)         597,300
 General and administrative:
  Affiliates                                         36,600                                                36,600
  Nonaffiliates                                     151,600                                               151,600
                                               ------------      -------------      ------------      -----------

                                                 12,403,600         (4,893,700)         (282,000)       7,227,900
                                               ------------      -------------      ------------      -----------

Net income                                     $  1,039,700      $     (71,500)     $   (848,700)     $   119,500
                                               ============      =============      ============      ===========

Net income allocated to General Partner        $     10,400      $        (700)     $     (8,500)     $     1,200
                                               ============      =============      ============      ===========

Net income allocated to Limited Partners       $  1,029,300      $     (70,800)     $   (840,200)     $   118,300
                                               ============      =============      ============      ===========
Net income allocated to Limited
 Partners per Unit (949,843 Units
 outstanding)                                  $       1.08      $       (0.07)     $      (0.89)     $      0.12
                                               ============      =============      ============      ===========


     The accompanying notes are an integral part of the pro forma financial statements.

               FIRST CAPITAL INCOME AND GROWTH FUND - SERIES XII

                     Notes to Pro Forma Balance Sheet and
                  Pro Forma Statements of Income and Expenses


1) For the purpose of the Pro Forma Balance Sheet:

   a) the accounts for land, buildings and improvements, accumulated depreciation and amortization, rents receivable, escrow deposits, other assets, accounts payable and accrued expenses, security deposits and other liabilities have been adjusted as of December 31, 1997 to reflect the sale of the Registrant's interest in Meidinger Tower.

   b) Cash and cash equivalents has been adjusted to include the Sale Proceeds of Meidinger Tower received by the Registrant.

   c) Distributions payable has been adjusted to reflect the declaration of a special distribution of Meidinger Tower Sale Proceeds.

2) For the purpose of the Pro Forma Statement of Income and Expenses for the year ended December 31, 1997, the adjustments to the income and expenses reflect the Registrant's interest in the operations of Meidinger Tower and Regency and the gain on the sale of Regency.